                                                                    Exhibit 1(R)
                                                                    ------------
                      SUNAMERICA STYLE SELECT SERIES, INC.

                              ARTICLES OF AMENDMENT

     SUNAMERICA STYLE SELECT SERIES, INC., a Maryland corporation having its principal office in Baltimore City, Maryland (which is hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: Article SIXTH of the Charter of the Corporation is hereby amended to read in its entirety as follows:

          SIXTH: The total number of shares of stock of all classes and series which the Corporation has authority to issue is 2,000,000,000 shares of capital stock (par value $.0001 per share), amounting in aggregate par value to $200,000. All of the authorized shares of capital stock of the Corporation are initially classified as "Common Stock," and designated as follows:

     Focused Multi-Cap Growth Portfolio:
          Class A shares                                     50,000,000 shares
          Class B shares                                     50,000,000 shares
          Class II shares                                    50,000,000 shares
          Class Z shares                                     50,000,000 shares
          Class X shares                                     25,000,000 shares

     SunAmerica Value Fund:
          Class A shares                                     25,000,000 shares
          Class B shares                                     25,000,000 shares
          Class II shares                                    25,000,000 shares
          Class I shares                                     25,000,000 shares
          Class Z shares                                     25,000,000 shares

     Focused International Equity Portfolio:
          Class A shares                                     50,000,000 shares
          Class B shares                                     25,000,000 shares
          Class II shares                                    25,000,000 shares

     Focused 2000 Value Portfolio:
          Class A shares                                     25,000,000 shares
          Class B shares                                     25,000,000 shares
          Class II shares                                    25,000,000 shares
          Class Z shares                                     25,000,000 shares

     Focused Large-Cap Value Portfolio:
          Class A shares                                     25,000,000 shares
          Class B shares                                     25,000,000 shares
          Class II shares                                    25,000,000 shares
          Class Z shares                                     25,000,000 shares

     Focused Technology Portfolio:
          Class A shares                                     25,000,000 shares
          Class B shares                                     25,000,000 shares
          Class II shares                                    25,000,000 shares
          Class Z shares                                     25,000,000 shares

     Focused 2000 Growth Portfolio:
          Class A shares                                     50,000,000 shares
          Class B shares                                     25,000,000 shares
          Class II shares                                    25,000,000 shares
          Class I shares                                     25,000,000 shares

     Focused Growth and Income Portfolio:
          Class A shares                                     25,000,000 shares
          Class B shares                                     25,000,000 shares
          Class II shares                                    25,000,000 shares
          Class Z shares                                     25,000,000 shares
          Class X shares                                     25,000,000 shares

     Focused Large-Cap Growth Portfolio:
          Class A shares                                     50,000,000 shares
          Class B shares                                     50,000,000 shares
          Class II shares                                    50,000,000 shares
          Class Z shares                                     50,000,000 shares

     Focused Multi-Cap Value Portfolio:
          Class A shares                                     50,000,000 shares
          Class B shares                                     25,000,000 shares
          Class II shares                                    25,000,000 shares
          Class I shares                                     25,000,000 shares

     Focused Equity Strategy Portfolio:
          Class A shares                                     50,000,000 shares
          Class B shares                                     25,000,000 shares
          Class II shares                                    25,000,000 shares

     Focused Multi-Asset Strategy Portfolio:
          Class A shares                                     50,000,000 shares
          Class B shares                                     25,000,000 shares
          Class II shares                                    25,000,000 shares

     Focused Balanced Strategy Portfolio:
          Class A shares                                     50,000,000 shares
          Class B shares                                     25,000,000 shares
          Class II shares                                    25,000,000 shares

     Focused Fixed Income and Equity Strategy Portfolio:
          Class A shares                                     50,000,000 shares
          Class B shares                                     25,000,000 shares
          Class II shares                                    25,000,000 shares

     Focused Fixed Income Strategy Portfolio:
          Class A shares                                     50,000,000 shares
          Class B shares                                     25,000,000 shares
          Class II shares                                    25,000,000 shares

     Common Stock (Unclassified)                            175,000,000 shares

     The Board of Directors may classify and reclassify any unissued shares of capital stock by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares of stock.

     SECOND: (a) The foregoing amendment does not increase the authorized stock of the Corporation. As of immediately before and after the amendment the total number of shares of stock of all classes and series which the Corporation has authority to issue is 2,000,000,000 shares, all of which shares are Common Stock (par value $.0001 per share), designated as follows.


                                           Before              After
                                           -----------------   -----------------

     Focused Multi-Cap Growth Portfolio:
          Class A shares                   25,000,000 shares   50,000,000 shares
          Class B shares                   25,000,000 shares   50,000,000 shares
          Class II shares                  25,000,000 shares   50,000,000 shares
          Class Z shares                   25,000,000 shares   50,000,000 shares
          Class X shares                   25,000,000 shares   25,000,000 shares

     SunAmerica Value Fund:
          Class A shares                   25,000,000 shares   25,000,000 shares
          Class B shares                   25,000,000 shares   25,000,000 shares
          Class II shares                  25,000,000 shares   25,000,000 shares
          Class I shares                   25,000,000 shares   25,000,000 shares
          Class Z shares                   25,000,000 shares   25,000,000 shares

     Focused International Equity Portfolio:
          Class A shares                   25,000,000 shares   50,000,000 shares
          Class B shares                   25,000,000 shares   25,000,000 shares
          Class II shares                  25,000,000 shares   25,000,000 shares
          Class Z shares                   25,000,000 shares            0 shares

     Focused 2000 Value Portfolio:
          Class A shares                   25,000,000 shares   25,000,000 shares
          Class B shares                   25,000,000 shares   25,000,000 shares
          Class II shares                  25,000,000 shares   25,000,000 shares
          Class Z shares                   25,000,000 shares   25,000,000 shares

     Focused Large-Cap Value Portfolio:
          Class A shares                   25,000,000 shares   25,000,000 shares
          Class B shares                   25,000,000 shares   25,000,000 shares
          Class II shares                  25,000,000 shares   25,000,000 shares
          Class Z shares                   25,000,000 shares   25,000,000 shares

     Focused Technology Portfolio:
          Class A shares                   25,000,000 shares   25,000,000 shares
          Class B shares                   25,000,000 shares   25,000,000 shares
          Class II shares                  25,000,000 shares   25,000,000 shares
          Class Z shares                   25,000,000 shares   25,000,000 shares

     Focused 2000 Growth Portfolio:
          Class A shares                   25,000,000 shares   50,000,000 shares
          Class B shares                   25,000,000 shares   25,000,000 shares
          Class II shares                  25,000,000 shares   25,000,000 shares
          Class I shares                   25,000,000 shares   25,000,000 shares
          Class Z shares                   25,000,000 shares            0 shares

     Focused Growth and Income Portfolio:
          Class A shares                   25,000,000 shares   25,000,000 shares
          Class B shares                   25,000,000 shares   25,000,000 shares
          Class II shares                  25,000,000 shares   25,000,000 shares
          Class Z shares                   25,000,000 shares   25,000,000 shares
          Class X shares                   25,000,000 shares   25,000,000 shares

     Focused Large-Cap Growth Portfolio:
          Class A shares                   25,000,000 shares   50,000,000 shares
          Class B shares                   25,000,000 shares   50,000,000 shares
          Class II shares                  25,000,000 shares   50,000,000 shares
          Class Z shares                   25,000,000 shares   50,000,000 shares

     Focused Multi-Cap Value Portfolio:
          Class A shares                   25,000,000 shares   50,000,000 shares
          Class B shares                   25,000,000 shares   25,000,000 shares
          Class II shares                  25,000,000 shares   25,000,000 shares
          Class I shares                   25,000,000 shares   25,000,000 shares
          Class Z shares                   25,000,000 shares            0 shares

     Focused Equity Strategy Portfolio (formerly named the
     "Focused Equity Portfolio"):
          Class A shares                   25,000,000 shares   50,000,000 shares
          Class B shares                   25,000,000 shares   25,000,000 shares
          Class II shares                  25,000,000 shares   25,000,000 shares
          Class Z shares                   25,000,000 shares            0 shares

     Focused Multi-Asset Strategy Portfolio (formerly named
     the "Focused Multi-Asset Portfolio"):
          Class A shares                   25,000,000 shares   50,000,000 shares
          Class B shares                   25,000,000 shares   25,000,000 shares
          Class II shares                  25,000,000 shares   25,000,000 shares
          Class Z shares                   25,000,000 shares            0 shares

     Focused Balanced Strategy Portfolio (formerly named the
     "Focused Balanced Portfolio"):
          Class A shares                   25,000,000 shares   50,000,000 shares
          Class B shares                   25,000,000 shares   25,000,000 shares
          Class II shares                  25,000,000 shares   25,000,000 shares
          Class Z shares                   25,000,000 shares            0 shares

     Focused Fixed Income and Equity Strategy Portfolio
     (formerly named the "Focused Income and
     Growth Portfolio"):
          Class A shares                   25,000,000 shares   50,000,000 shares
          Class B shares                   25,000,000 shares   25,000,000 shares
          Class II shares                  25,000,000 shares   25,000,000 shares
          Class Z shares                   25,000,000 shares            0 shares

     Focused Fixed Income Strategy Portfolio (formerly named
     the "Focused Income Portfolio"):
          Class A shares                   25,000,000 shares   50,000,000 shares
          Class B shares                   25,000,000 shares   25,000,000 shares
          Class II shares                  25,000,000 shares   25,000,000 shares
          Class Z shares                   25,000,000 shares            0 shares

     Mid-Cap Growth Portfolio             100,000,000 shares            0 shares

     Large-Cap Growth Portfolio           100,000,000 shares            0 shares

     Value Portfolio                      100,000,000 shares            0 shares

     Common Stock (Unclassified)           75,000,000 shares  175,000,000 shares

     (b) The aggregate par value of all shares having a par value is $200,000 before the amendment and $200,000 as amended.

     (c) The shares of stock of the Corporation are divided into classes and series, but the terms of each class and series of stock of the Corporation are not changed by the amendment.

     THIRD: The foregoing amendment to the Charter of the Corporation has been approved by a majority of the entire Board of Directors, and the amendment is limited to changes expressly permitted by Section 2-105(a)(12) or Section 2-605 of the Maryland General Corporation Law to be made without action by the stockholders.

     FOURTH: The Corporation is registered as an open-end company under the Investment Company Act of 1940 and the amendments.

     IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on this 5/th/ day of September, 2003.


WITNESS:                                SUNAMERICA STYLE SELECT SERIES, INC.


                                        By:
-----------------------------------         ---------------------------------
Joseph P. Kelly                              Robert M. Zakem
Assistant Secretary                          President

     THE UNDERSIGNED, President of SUNAMERICA STYLE SELECT SERIES, INC., who executed on behalf of said Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation and further certifies that, to the best of his knowledge information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


                                        ----------------------------------------
                                           Robert M. Zakem
                                           President